UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8092

Salomon Brothers Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  October 31
Date of reporting period: October 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

     The ANNUAL Report to Stockholders is filed herewith.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

LETTER FROM THE CHAIRMAN

[R. JAY GERKEN PHOTO]
R. JAY GERKEN, CFA
Chairman

DEAR SHAREHOLDER,

I am pleased to report that the Salomon Brothers Worldwide Income Fund Inc. performed well during the year ended October 31, 2003. The fund outperformed the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"),(i) which returned 31.19% for the 12 months, based both on the fund's 53.18% market price total return and on its 48.36% net asset value ("NAV")(ii) total return. The fund also outperformed its Lipper peer group of closed-end emerging markets debt funds, which returned 42.17% over the same period.(iii) Please note that Lipper peer group performance is based on each fund's NAV.

During the 12 months ended October 31, 2003, the Salomon Brothers Worldwide Income Fund Inc. distributed dividends to shareholders totaling $1.46 per share. The table below shows the annualized distribution yields and 12-month total returns based on the fund's October 31, 2003 NAV per share and its New York Stock Exchange ("NYSE") closing price. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                           FUND PERFORMANCE AS OF OCTOBER 31, 2003
----------------------------------------------------------------------------------------------
                                                              ANNUALIZED            12-MONTH
PRICE PER SHARE                                           DISTRIBUTION YIELD      TOTAL RETURN
--------------------------------------------------------  ------------------      ------------
$15.04 (NAV)                                                    9.47%                48.36%
$16.00 (NYSE)                                                   8.91%                53.18%
Total returns are based on changes in NAV or the market price, respectively. Total return assumes the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the fund's current monthly income dividend rate, annualized and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.11875 for
12 months. This rate is as of October 31, 2003 and is subject to change.

FACTORS INFLUENCING FUND PERFORMANCE

Sovereign debt securities markets rallied(iv) over the fund's fiscal year driven, in part, by an influx of new cash invested in these markets during the period. Investor demand was triggered by an improvement in fundamentals within specific emerging market countries and investors' appetite for higher-yielding international investment alternatives.

Given that the performance of sovereign debt securities is heavily correlated to the credit strength of the countries issuing the bonds, certain Latin American markets performed particularly well as investors greeted political and economic reform programs introduced by newly elected leaders in those countries. Since Latin American markets constitute a large component of the EMBI+, the index's strong performance was influenced by the rally in those

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

markets. While emerging markets fluctuated when U.S. Treasury bond prices retreated sending their yields sharply higher during the summer, the rally in sovereign debt markets resumed during the final quarter of the reporting period. When all was said and done, the individual markets of all countries reflected in the EMBI+ generated positive total returns for the period as a whole.

The performance of your fund benefited from the portfolio managers' barbell investment approach of overweighting more stable credits, such as those of Panama and Bulgaria, with selective overweight positions in more credit-sensitive issuers, such as Ecuador, Brazil and Colombia. The fund's overweight position in Brazilian debt during the period was a major contributor to the fund's performance. However, the sell-off in the U.S. Treasury market detracted from its performance.

In today's low interest rate environment, higher-yielding bonds trading in emerging markets may seem appealing. Remember, however, that these bonds carry more credit risk than investment-grade issues. These additional risks are reasons why it is critical to perform a thorough analysis before carefully choosing these bonds and, in our opinion, this is all the more reason why investing in emerging markets with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers may provide the diversification and thorough credit analysis that is an important part of managing risk.

As always, thank you for your continued confidence in our stewardship of your assets.

Sincerely,

/s/ R. JAY GERKEN
R. Jay Gerken, CFA
Chairman

November 18, 2003

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 3 through 6 for a list and percentage breakdown of the fund's holdings.

(i)
  The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(ii)
  NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's shares.

(iii)
  Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2003, calculated among 12 funds in the fund's Lipper peer group including the reinvestment of dividends and capital gains.

(iv)
  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

SCHEDULE OF INVESTMENTS

October 31, 2003

   FACE
  AMOUNT                                    SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 89.0%

ARGENTINA -- 0.2%
$ 1,703,000           Republic of Argentina, Series E, zero coupon due
                        10/15/03+...............................................  $    425,750
                                                                                  ------------

BRAZIL -- 25.2%
                      Federal Republic of Brazil:
  1,225,000             11.250% due 7/26/07.....................................     1,361,281
  6,530,000             11.500% due 3/12/08.....................................     7,280,950
  1,025,000             8.875% due 4/15/24......................................       875,094
  1,275,000             10.125% due 5/15/27.....................................     1,201,687
 19,813,387             C Bond, 8.000% due 4/15/14 (b)..........................    18,556,525
                        DCB, Series L:
 29,475,000               Bearer, 2.0625% due 4/15/12 (c).......................    24,943,219
  1,225,000               Registered, 2.0625% due 4/15/12 (c)...................     1,036,656
  3,807,692             FLIRB, 2.000% due 4/15/09 (c)...........................     3,445,962
        419             MYDFA, 2.000% due 9/15/07 (c)...........................           390
  4,561,914             NMB, Series L, 2.0625% due 4/15/09 (c)..................     4,191,258
                                                                                  ------------
                                                                                    62,893,022
                                                                                  ------------

BULGARIA -- 4.7%
                      Republic of Bulgaria:
  1,900,000             8.250% due 1/15/15......................................     2,170,750
  3,164,037             Discount Bond, Series A, 1.9375% due 7/28/24 (c)........     3,132,397
  6,650,000             IAB, 1.9375% due 7/28/11 (c)............................     6,496,219
                                                                                  ------------
                                                                                    11,799,366
                                                                                  ------------

CHILE -- 2.3%
  5,000,000           Republic of Chile, 7.125% due 1/11/12.....................     5,699,970
                                                                                  ------------

COLOMBIA -- 4.6%
                      Republic of Colombia:
  1,950,000             7.625% due 2/15/07......................................     2,025,562
  3,000,000             8.625% due 4/1/08.......................................     3,162,000
     25,000             9.750% due 4/23/09......................................        27,125
  2,150,000             9.750% (putable 4/25/05) due 4/23/09 (d)................     2,332,750
    800,000             10.000% due 1/23/12.....................................       842,800
  1,875,000             10.750% due 1/15/13.....................................     2,054,531
  1,000,000             8.700% due 2/15/16......................................       940,000
                                                                                  ------------
                                                                                    11,384,768
                                                                                  ------------

COSTA RICA -- 2.8%
                      Republic of Costa Rica:
    500,000             6.914% due 1/31/08 (e)..................................       541,250
  5,000,000             8.110% due 2/1/12.......................................     5,450,000
    850,000             9.995% due 8/1/20 (e)...................................     1,011,500
                                                                                  ------------
                                                                                     7,002,750
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2003

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

   FACE
  AMOUNT                                    SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------

CROATIA -- 0.0%
$    10,818           Republic of Croatia, Series A, 2.000% due 7/31/10 (c).....  $     10,818
                                                                                  ------------

ECUADOR -- 3.5%
  9,750,000           Republic of Ecuador, 12.000% due 11/15/12.................     8,726,250
                                                                                  ------------

EL SALVADOR -- 2.9%
                      Republic of El Salvador:
  4,500,000             9.500% due 8/15/06......................................     5,096,250
    925,000             7.750% due 1/24/23......................................       959,687
  1,125,000             8.250% due 4/10/32......................................     1,082,812
                                                                                  ------------
                                                                                     7,138,749
                                                                                  ------------

MEXICO -- 10.2%
                      United Mexican States:
  7,925,000             11.375% due 9/15/16.....................................    11,194,063
 10,025,000             8.125% due 12/30/19.....................................    11,127,750
  2,775,000             8.300% due 8/15/31......................................     3,091,350
                                                                                  ------------
                                                                                    25,413,163
                                                                                  ------------

PANAMA -- 4.8%
                      Republic of Panama:
  1,350,000             9.625% due 2/8/11.......................................     1,562,625
  4,975,000             9.375% due 1/16/23......................................     5,422,750
  3,925,000             8.875% due 9/30/27......................................     4,116,344
  1,018,500             IRB, 1.9375% due 7/17/14 (c)............................       967,575
                                                                                  ------------
                                                                                    12,069,294
                                                                                  ------------

PERU -- 4.4%
                      Republic of Peru:
  4,275,000             9.125% due 2/21/12......................................     4,793,344
  2,675,000             9.875% due 2/6/15.......................................     3,136,438
  3,149,000             PDI Bond, 5.000% due 3/7/17 (c).........................     2,960,060
                                                                                  ------------
                                                                                    10,889,842
                                                                                  ------------

PHILIPPINES -- 4.8%
                      Republic of the Philippines:
    500,000             8.375% due 3/12/09......................................       522,500
    875,000             9.000% due 2/15/13......................................       913,237
  1,125,000             9.375% due 1/18/17......................................     1,197,394
     50,000             9.875% due 1/15/19......................................        52,062
  1,068,000             9.500% due 10/21/24.....................................     1,188,150
  2,425,000             10.625% due 3/16/25.....................................     2,634,156
  4,420,000             DCB, Series 92-B, 2.0625% due 12/1/09 (c)...............     4,044,300
  1,666,667             FLIRB, Series B, 2.0625% due 6/1/08 (c).................     1,562,500
                                                                                  ------------
                                                                                    12,114,299
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2003

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

   FACE
  AMOUNT                                    SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------

RUSSIA -- 14.9%
                      Russian Government:
$10,875,000             10.000% due 6/26/07.....................................  $ 12,846,094
 10,590,000             11.000% due 7/24/18.....................................    14,190,600
 10,875,000             5.000% due 3/31/30 (c)..................................    10,171,551
                                                                                  ------------
                                                                                    37,208,245
                                                                                  ------------

TURKEY -- 3.5%
                      Republic of Turkey:
  6,840,000             12.375% due 6/15/09.....................................     8,481,600
    200,000             11.000% due 1/14/13.....................................       234,875
                                                                                  ------------
                                                                                     8,716,475
                                                                                  ------------

VENEZUELA -- 0.2%
    475,000           Republic of Venezuela, Series A, 6.750% due 3/31/20.......       412,062
                                                                                  ------------

                      TOTAL SOVEREIGN BONDS (Cost -- $202,292,511)..............   221,904,823
                                                                                  ------------
LOAN PARTICIPATIONS (C)(F) -- 4.3%

MOROCCO -- 4.3%
                      Kingdom of Morocco:
 11,027,143             Tranche A, 2.03125% due 1/2/09 (CS First Boston Corp.,
                          J.P. Morgan Chase & Co. and UBS Financial Services
                          Inc.).................................................    10,696,329
     49,013             Tranche B, 2.03125% due 1/2/04 (Morgan Stanley).........        47,053
                                                                                  ------------

                      TOTAL LOAN PARTICIPATIONS (Cost -- $10,326,110)...........    10,743,382
                                                                                  ------------
CORPORATE BONDS -- 4.6%

MEXICO -- 4.6%
                      PEMEX, Project Funding Master Trust:
  1,075,000             6.125% due 8/15/08......................................     1,135,200
  8,000,000             9.125% due 10/13/10.....................................     9,450,000
250,000....         8.000% due 11/15/11.........................................       277,500
650,000....         7.375% due 12/15/14.........................................       685,750
                                                                                  ------------

                      TOTAL CORPORATE BONDS (Cost -- $10,502,681)...............    11,548,450
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2003

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

 WARRANTS/
  RIGHTS                                    SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------
WARRANTS AND RIGHTS (g)(h) -- 0.0%

     2,000 (Warrants)   Asia Pulp & Paper (Exercise price of $7.8375 per share
                        expiring on 3/15/05. Each warrant exercisable for 12.914
                        shares of common stock) (e).............................  $          0
    76,755 (Rights)   Venezuela Discount Rights.................................             0
                                                                                  ------------

                      TOTAL WARRANTS AND RIGHTS (Cost -- $0)....................             0
                                                                                  ------------
   FACE
  AMOUNT
-----------
REPURCHASE AGREEMENTS -- 2.1%

$ 4,838,000           Merrill Lynch, Pierce, Fenner & Smith Inc., 0.990% due
                        11/3/03; Proceeds at maturity -- $4,838,399; (Fully
                        collateralized by various U.S. Treasury Notes and Bonds,
                        3.000% to 6.250% due 7/15/12 to 5/15/30; Market
                        value -- $4,934,851)....................................     4,838,000
    446,000           UBS Financial Services Inc., 0.980% due 11/3/03; Proceeds
                        at maturity -- $446,036; (Fully collateralized by U.S.
                        Treasury Bonds, 13.250% due 5/15/14; Market
                        value -- $446,000)......................................       446,000
                                                                                  ------------

                      TOTAL REPURCHASE AGREEMENTS (Cost -- $5,284,000)..........     5,284,000
                                                                                  ------------

                      TOTAL INVESTMENTS -- 100.0% (Cost -- $228,405,302*).......  $249,480,655
                                                                                  ============

------------------

 +  Security is currently in default.

(a) All securities, except for those that are on loan, are segregated as collateral pursuant to a revolving credit facility.

(b) All or a portion of this security is on loan (See Note 8).

(c) Rate shown reflects current rate on variable rate instruments or instruments with step coupon rates.

(d) If notes are not put on 4/25/05, issue will be funded with Republic of Colombia, 9.750% due 4/23/09.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f) Participation interests were acquired through the financial institutions indicated parenthetically.

(g) Non-income producing security.

(h) Securities valued in accordance with fair valuation procedures.

 *  Aggregate cost for Federal income tax purposes is $228,966,514.

   Abbreviations used in this schedule:

   C Bond -- Capitalization Bond

   DCB -- Debt Conversion Bond

   FLIRB -- Front Loaded Interest Reduction Bond

   IAB -- Interest-in-Arrears Bond

   IRB -- Interest Reduction Bond

   MYDFA -- Multi-Year Depository Facility Agreement

   NMB -- New Money Bond

   PDI -- Past Due Interest

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

LOANED SECURITIES COLLATERAL

October 31, 2003

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
$10,874,061           State Street Navigator Securities Lending Trust Prime
                        Portfolio
                        (Cost -- $10,874,061)...................................  $10,874,061
                                                                                  ===========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:
  Investments, at value (Cost -- $228,405,302)..............  $249,480,655
  Loaned securities collateral, at value
    (Cost -- $10,874,061) (Note 8)..........................    10,874,061
  Foreign currency, at value (Cost -- $6,349)...............         8,521
  Cash......................................................           661
  Interest receivable.......................................     3,625,472
  Receivable for securities sold............................     1,769,502
  Prepaid expenses..........................................         6,011
                                                              ------------
  TOTAL ASSETS..............................................   265,764,883
                                                              ------------
LIABILITIES:
  Loan payable (Note 4).....................................    60,000,000
  Payable for loaned securities collateral (Note 8).........    10,874,061
  Investment advisory fee payable...........................       148,065
  Loan interest payable (Note 4)............................       110,095
  Administration fee payable................................        24,678
  Accrued expenses..........................................       271,090
                                                              ------------
  TOTAL LIABILITIES.........................................    71,427,989
                                                              ------------
TOTAL NET ASSETS............................................  $194,336,894
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, authorized 100,000,000
    shares; 12,918,512 shares outstanding)..................  $     12,919
  Additional paid-in capital................................   179,831,611
  Undistributed net investment income.......................       330,093
  Accumulated net realized loss from investment
    transactions............................................    (6,915,254)
  Net unrealized appreciation of investments and foreign
    currencies..............................................    21,077,525
                                                              ------------
TOTAL NET ASSETS............................................  $194,336,894
                                                              ============
NET ASSET VALUE, PER SHARE ($194,336,894 / 12,918,512 shares
  outstanding)..............................................        $15.04
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2003

INCOME:
  Interest..................................................  $22,724,175
                                                              -----------
EXPENSES:
  Investment advisory fee (Note 2)..........................    1,589,768
  Interest expense (Note 4).................................    1,430,186
  Administration fee (Note 2)...............................      264,961
  Audit and legal...........................................      117,985
  Custody...................................................       74,159
  Shareholder communications................................       65,205
  Directors' fees...........................................       48,667
  Loan fees.................................................       43,895
  Shareholder servicing fees................................       33,697
  Registration fees.........................................       32,538
  Insurance.................................................        4,920
  Other.....................................................       18,445
                                                              -----------
  TOTAL EXPENSES............................................    3,724,426
                                                              -----------
NET INVESTMENT INCOME.......................................   18,999,749
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain (Loss) From:
    Investment transactions.................................    8,194,404
    Foreign currency transactions...........................      (45,076)
                                                              -----------
  NET REALIZED GAIN.........................................    8,149,328
                                                              -----------
  Change in Net Unrealized Appreciation From:
    Investments.............................................   39,984,162
    Foreign currencies......................................       51,689
                                                              -----------
  INCREASE IN NET UNREALIZED APPRECIATION...................   40,035,851
                                                              -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES..............   48,185,179
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $67,184,928
                                                              ===========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended October 31,

                                                                   2003           2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $ 18,999,749   $ 20,184,659
  Net realized gain (loss)..................................      8,149,328     (2,052,236)
  Increase (decrease) in net unrealized appreciation........     40,035,851    (10,894,458)
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     67,184,928      7,237,965
                                                               ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (18,873,675)   (19,412,575)
                                                               ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (18,873,675)   (19,412,575)
                                                               ------------   ------------

FUND SHARE TRANSACTIONS:
  Proceeds from shares issued in reinvestment of dividends
    (50,367 and 64,091 shares issued, respectively).........        695,931        803,128
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......        695,931        803,128
                                                               ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................     49,007,184    (11,371,482)

NET ASSETS:
  Beginning of year.........................................    145,329,710    156,701,192
                                                               ------------   ------------
  END OF YEAR*..............................................   $194,336,894   $145,329,710
                                                               ============   ============
* Includes undistributed net investment income of:..........       $330,093       $141,993
                                                               ============   ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2003

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
  ACTIVITIES:
  Interest received.........................................  $  18,731,900
  Operating expenses paid...................................     (2,170,819)
  Net sales of short-term investments.......................      2,398,000
  Realized loss on foreign currency transactions............        (45,076)
  Unrealized appreciation on other assets and liabilities
    denominated in foreign currencies.......................         51,689
  Net purchases of long-term investments....................   (238,254,549)
  Proceeds from disposition of long-term investments........    238,908,222
  Interest paid on bank loans...............................     (1,466,650)
                                                              -------------
  NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES...     18,152,717
                                                              -------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash dividends paid on Common Stock.......................    (18,873,675)
  Proceeds from reinvestment of dividends...................        695,931
                                                              -------------
  NET CASH USED BY FINANCING ACTIVITIES.....................    (18,177,744)
                                                              -------------
NET DECREASE IN CASH........................................        (25,027)
Cash, Beginning of year.....................................         34,209
                                                              -------------
CASH, END OF YEAR...........................................  $       9,182
                                                              =============

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
NET CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
ACTIVITIES:
  INCREASE IN NET ASSETS FROM OPERATIONS....................  $  67,184,928
                                                              -------------
  Accretion of discount on investments......................     (4,976,647)
  Amortization of premium on investments....................        599,108
  Increase in investments, at value.........................    (56,328,884)
  Decrease in receivable for investments sold...............     11,201,990
  Decrease in interest receivable...........................        385,265
  Decrease in prepaid expenses..............................            810
  Decrease in interest payable on loan......................        (36,464)
  Increase in accrued expenses..............................        122,611
                                                              -------------
  TOTAL ADJUSTMENTS.........................................    (49,032,211)
                                                              -------------
NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
  ACTIVITIES................................................  $  18,152,717
                                                              =============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Worldwide Income Fund Inc. ("Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (except as described below) (i) at the last sales price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

(b) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that the custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

(c) FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

(d) FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward
contract") is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(e) OPTION CONTRACTS.   When the Fund writes or purchases a call or a put
option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(f) CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the statement of changes in net assets and additional information on cash receipts and cash payments is presented in the statement of cash flows.

(g) SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount and amortizes premium on securities purchased using the effective interest method.

(h) FEDERAL INCOME TAXES.   It is the Fund's intention to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

(i) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.   The Fund declares and pays
dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

(j) YEAR END TAX RECLASSIFICATIONS.   The character of income and gains to be
distributed is determined in accordance with income tax regulations which may differ from GAAP. At October 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). The Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its investment advisory services at an annual rate of 0.90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Investments Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 3. PORTFOLIO ACTIVITY

During the year ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases...................................................   $238,254,549
                                                               ============
Sales.......................................................   $227,706,232
                                                               ============

At October 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation...............................   $21,751,019
Gross unrealized depreciation...............................    (1,236,878)
                                                               -----------
Net unrealized appreciation.................................   $20,514,141
                                                               ===========

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTE 4. BANK LOAN

At October 31, 2003, the Fund had a $66,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $60,000,000 outstanding with CXC, LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc. an affiliate of the Adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended October 31, 2003, the Fund paid interest expense of $1,466,650.

NOTE 5. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

At October 31, 2003, the Fund held loan participations with a total cost of $10,326,110.

NOTE 6. CREDIT RISK

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 2003, the Fund had a concentration of credit risk in sovereign debt of emerging market countries.

NOTE 7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

NOTE 8. LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2003, the Fund loaned securities having a market value of $8,699,455. The Fund received cash collateral amounting to $10,874,061 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended October 31, 2003 was $3,281.

NOTE 9. DIVIDENDS SUBSEQUENT TO OCTOBER 31, 2003

On July 18, 2003, the Board of Directors declared a dividend from net investment income in the amount of $0.11875 per share, payable on November 28, 2003 to shareholders of record on November 18, 2003.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

On October 24, 2003, the Board of Directors declared three dividends from net investment income, each in the amount of $0.11875 per share, payable on December 26, 2003, January 30, 2004 and February 27, 2004 to shareholders of record on December 16, 2003, January 13, 2004 and February 18, 2004, respectively.

NOTE 10. CAPITAL LOSS CARRYFORWARD

At October 31, 2003, the Fund had, for Federal income tax purposes, approximately $6,915,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                                                                  2007         2010
                                                               ----------   ----------
Carryforward Amounts........................................   $4,355,000   $2,560,000

NOTE 11. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At October 31, 2003, the tax basis components of distributable earnings were:

Undistributed ordinary income...............................   $   891,305
                                                               ===========
Accumulated capital losses..................................   $(6,915,254)
                                                               ===========
Unrealized appreciation.....................................   $20,516,313
                                                               ===========

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended October 31, 2003 was:

Ordinary income.............................................   $18,873,675
                                                               ===========

NOTE 12. SUBSEQUENT EVENT

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is American Stock Transfer & Trust Company, which is not affiliated with CAM or PFPC Inc.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                    2003(1)         2002(1)         2001          2000          1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $11.29           $12.24        $12.96        $11.77        $ 9.70
                                                    -------         --------      --------      --------      --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)........................     1.47             1.57          1.57          1.78          1.74
  Net realized and unrealized gain (loss)(2)......     3.74            (1.01)        (0.52)         1.08          2.15
                                                    -------         --------      --------      --------      --------
Total Income From Operations......................     5.21             0.56          1.05          2.86          3.89
                                                    -------         --------      --------      --------      --------
LESS DISTRIBUTIONS FROM:
  Net investment income...........................    (1.46)           (1.51)        (1.77)        (1.67)        (1.82)
                                                    -------         --------      --------      --------      --------
Total Distributions...............................    (1.46)           (1.51)        (1.77)        (1.67)        (1.82)
                                                    -------         --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR......................   $15.04           $11.29        $12.24        $12.96        $11.77
                                                    =======         ========      ========      ========      ========
MARKET PRICE, END OF YEAR.........................   $16.00           $11.60        $13.00        $11.50      $11.0625
                                                    =======         ========      ========      ========      ========
TOTAL RETURN(3)...................................    53.18%            0.61%        30.15%        20.06%        20.49%
RATIOS TO AVERAGE NET ASSETS:
  Total expenses, including interest expense......     2.11%            2.67%         4.04%         4.34%         4.22%
  Total expenses, excluding interest expense
    (operating expenses)..........................     1.30%            1.46%         1.32%         1.24%         1.36%
  Net investment income(2)........................    10.77%           12.91%        12.13%        13.65%        16.06%
SUPPLEMENTAL DATA:
  Net assets, end of year (000's).................  $194,337        $145,330      $156,701      $165,459      $150,184
  Average net assets (000's)......................  $176,471        $156,343      $163,117      $165,290      $137,389
  Portfolio turnover rate.........................      100%             143%          192%          119%           80%
  Asset coverage for loan outstanding.............      424%             342%          361%          376%          350%
  Weighted average bank loan (000's)..............  $60,000          $60,000       $60,000       $60,000       $60,000
  Weighted average interest rate on bank loan.....     2.38%            3.10%         7.29%         8.44%         6.45%

--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.58, $1.02 and 12.97%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commissions paid to purchase or sell a share is excluded.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc. ("Fund") at October 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 19, 2003

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

ADDITIONAL INFORMATION (unaudited)

On August 1, 2003, the Board of Directors ("Board") of the Fund elected William
R. Hutchinson a Class III Director of the Fund. The Board also appointed Mr. Hutchinson a member of the Fund's Nominating Committee and chair of the Fund's Audit Committee.

ADDITIONAL INFORMATION ABOUT YOUR FUND (unaudited)

The Fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers Worldwide Income Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX
                                                     TERM OF            PRINCIPAL        OVERSEEN BY
                                  POSITION(S)     OFFICE(1) AND       OCCUPATION(S)       DIRECTOR             OTHER
                                   HELD WITH        LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE           FUND(1)        TIME SERVED         FIVE YEARS         THE FUND)       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Carol L. Colman                Director and         Since          President, Colman          32        None
Colman Consulting Co.          Member of the        2002           Consulting Co.
278 Hawley Road                Nominating and
North Salem, NY 10560          Audit Committees,
Age 57                         Class II
Daniel P. Cronin               Director and         Since          Associate General          29        None
Pfizer Inc.                    Member of the        1993           Counsel, Pfizer
235 East 42nd Street           Nominating and                      Inc.
New York, NY 10017             Audit Committees,
Age 57                         Class III
Leslie H. Gelb                 Director and         Since          President, Emeritus        31        Two registered
The Council on                 Member of the        2001           and Senior                           investment companies
  Foreign Relations            Nominating and                      Board Fellow,                        advised by Advantage
58 East 68th Street            Audit Committees,                   the Council on                       Advisers, Inc.
New York, NY 10021             Class I                             Foreign Relations;                   ("Advantage")
Age 66                                                             formerly,
                                                                   Columnist, Deputy
                                                                   Editorial
                                                                   Page Editor and
                                                                   Editor, Op-Ed Page,
                                                                   The New York Times
William R. Hutchinson          Director and       Since 2003       President, W. R.           39        Associated Bank and
535 N. Michigan                Member of the                       Hutchinson &                         Associated Banc-
Suite 1012                     Nominating and                      Associates Inc.;                     Corp
Chicago, IL 60611              Audit Committees,                   formerly Group Vice
Age 60                         Class III                           President, Mergers
                                                                   and Acquisitions,
                                                                   BP Amoco
Riordan Roett                  Director and         Since          Professor and              31        The Latin American
The Johns Hopkins University   Member of the        1995           Director, Latin                      Equity Fund, Inc.
1710 Massachusetts Ave., NW    Nominating and                      American Studies
Washington, DC 20036           Audit Committees,                   Program, Paul H.
Age 64                         Class III                           Nitze
                                                                   School of Advanced
                                                                   International
                                                                   Studies, The Johns
                                                                   Hopkins University
Jeswald W. Salacuse            Director and         Since          Henry J. Braker            31        Two registered
Tufts University, The          Member of the        1993           Professor of                         investment companies
  Fletcher School of           Nominating and                      Commercial Law and                   advised by Advantage
  Law & Diplomacy              Audit Committees,                   formerly Dean, The
160 Packard Avenue             Class I                             Fletcher School of
Medford, MA 02155                                                  Law & Diplomacy,
Age 65                                                             Tufts University

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX
                                                     TERM OF            PRINCIPAL        OVERSEEN BY
                                  POSITION(S)     OFFICE(1) AND       OCCUPATION(S)       DIRECTOR             OTHER
                                   HELD WITH        LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE           FUND(1)        TIME SERVED         FIVE YEARS         THE FUND)       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
R. Jay Gerken, CFA(2)          Director and         Since          Managing Director         220        None
Citigroup Asset Management     Chairman, Class      2002           of Citigroup Global
  ("CAM")                      II                                  Markets Inc.
399 Park Avenue, 4th Floor                                         ("CGM"); Chairman,
New York, NY 10022                                                 President and Chief
Age 52                                                             Executive Officer
                                                                   of Smith Barney
                                                                   Fund Management LLC
                                                                   ("SBFM"), Travelers
                                                                   Investment Adviser,
                                                                   Inc. ("TIA") and
                                                                   Citi Fund
                                                                   Management Inc.
                                                                   ("CFM"); President
                                                                   and Chief Executive
                                                                   Officer of certain
                                                                   mutual funds
                                                                   associated with
                                                                   Citigroup Inc.
                                                                   ("Citigroup");
                                                                   Formerly, Portfolio
                                                                   Manager of Smith
                                                                   Barney Allocation
                                                                   Series Inc. (from
                                                                   1996-2001) and
                                                                   Smith Barney Growth
                                                                   and Income Fund
                                                                   (from 1996-2000)
OFFICERS:
Peter J. Wilby, CFA            President            Since          Managing Director         N/A        N/A
CAM                                                 2002           of CGM and Salomon
399 Park Avenue, 4th Floor                                         Brothers Asset
New York, NY 10022             Executive Vice       1993-          Management Inc
Age 44                         President            2002           ("SBAM")
Andrew B. Shoup(3)             Senior Vice        Since 2003       Director of CAM;          N/A        N/A
CAM                            President and                       Senior Vice
125 Broad Street, 10th Floor   Chief                               President and Chief
New York, NY 10004             Administrative                      Administrative
Age 47                         Officer                             Officer of mutual
                                                                   funds associated
                                                                   with Citigroup;
                                                                   Head of
                                                                   International Funds
                                                                   Administration of
                                                                   CAM from 2001 to
                                                                   2003; Director of
                                                                   Global Funds
                                                                   Administration of
                                                                   CAM from 2000 to
                                                                   2001; Head of U.S.
                                                                   Citibank Funds
                                                                   Administration of
                                                                   CAM from 1998 to
                                                                   2000

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX
                                                     TERM OF            PRINCIPAL        OVERSEEN BY
                                  POSITION(S)     OFFICE(1) AND       OCCUPATION(S)       DIRECTOR             OTHER
                                   HELD WITH        LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE           FUND(1)        TIME SERVED         FIVE YEARS         THE FUND)       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
James E. Craige, CFA           Executive Vice       Since          Managing Director         N/A        N/A
CAM                            President            1996           of CGM and SBAM
399 Park Avenue, 4th Floor                                         since December
New York, NY 10022                                                 1998;
Age 36                                                             Director of CGM and
                                                                   SBAM since January
                                                                   1998 and Vice
                                                                   President of CGM
                                                                   and SBAM from May
                                                                   1992 to January
                                                                   1998
Thomas K. Flanagan, CFA        Executive Vice       Since          Managing Director         N/A        N/A
CAM                            President            1994           of SBAM (since
399 Park Avenue, 4th Floor                                         1998); Director of
New York, NY 10022                                                 SBAM and CGM (from
Age 50                                                             1991 to 1999)
Maureen O'Callaghan            Executive Vice       Since          Managing Director         N/A        N/A
SBAM                           President            1996           of SBAM (since
399 Park Avenue, 4th Floor                                         January 2001);
New York, NY 10022                                                 Director and Vice
Age 39                                                             President of SBAM
                                                                   (prior to 2001)
Beth A. Semmel, CFA            Executive Vice       Since          Managing Director         N/A        N/A
CAM                            President            1996           of CGM and SBAM
399 Park Avenue, 4th Floor                                         since December
New York, NY 10022                                                 1998; Director of
Age 42                                                             CGM and SBAM since
                                                                   January 1996
Frances M. Guggino             Controller           Since          Vice President of         N/A        N/A
CAM                                                 2002           CAM
125 Broad Street, 10th Floor
New York, NY 10004
Age 45
Robert I. Frenkel              Secretary(3) and   Since 2003       Managing Director         N/A        N/A
CAM                            Chief Legal                         and General Counsel
300 First Stamford Place       Officer                             of Global Mutual
4th Floor                                                          Funds for CAM and
Stamford, CT 06902                                                 its predecessor
Age 48                                                             (since 1994);
                                                                   Secretary of CFM;
                                                                   Secretary and Chief
                                                                   Legal Officer of
                                                                   mutual funds
                                                                   associated with
                                                                   Citigroup

---------------

(1)  The Fund's Board of Directors is divided into three classes:
     Class I, Class II and Class III. The terms of office of the
     Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2005, year 2006 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The
     Fund's executive officers are chosen annually to hold office until their successors are duly elected and qualified.
(2) Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because
     Mr. Gerken is an officer of SBFM and certain of its affiliates.
(3)  As of November 25, 2003.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc. ("Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)


5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)


proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

DIRECTORS

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

OFFICERS

R. JAY GERKEN, CFA

      Chairman

PETER J. WILBY, CFA

      President

ANDREW B. SHOUP*

      Senior Vice President and
      Chief Administrative Officer

JAMES E. CRAIGE, CFA

      Executive Vice President

THOMAS K. FLANAGAN, CFA

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

BETH A. SEMMEL, CFA

      Executive Vice President

FRANCES M. GUGGINO

      Controller

ROBERT I. FRENKEL

      Secretary* and Chief Legal Officer




* As of November 25, 2003.
    SALOMON BROTHERS
    WORLDWIDE INCOME FUND INC.

          125 Broad Street
          10th Floor, MF-2
          New York, New York 10004
          Telephone 1-888-777-0102

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          399 Park Avenue
          New York, New York 10022

    SUB-ADMINISTRATOR

          Prudential Investments Fund
            Management, Inc.
          Gateway Center 3
          100 Mulberry Street
          Newark, New Jersey 07102

    CUSTODIAN

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

    TRANSFER AGENT

          American Stock Transfer & Trust   Company
          59 Maiden Lane
          New York, New York 10038

    INDEPENDENT AUDITORS

          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL

          Simpson Thacher & Bartlett LLP
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL

          SBW

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
    ------------------------------------------------

    This report is for stockholder information.
    This is not a prospectus intended for use in the purchase or sale of Fund shares.

                                                    SALOMON BROTHERS
                                                    WORLDWIDE INCOME FUND INC.

                                                    ANNUAL REPORT

                                                    October 31, 2003

[WORLD GRAPHIC]

                                                     [SALOMON BROTHERS LOGO]
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10038
                                                                    SBWANN 10/03
                                                                         03-5778

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph
         (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Worldwide Income Fund Inc.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Salomon Brothers Worldwide Income Fund Inc.

Date: December 31, 2003

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Salomon Brothers Worldwide Income Fund Inc.

Date: December 31, 2003

By:   /s/ Andrew B. Shoup
      (Andrew B. Shoup)
      Chief Administrative Officer of
      Salomon Brothers Worldwide Income Fund Inc.

Date: December 31, 2003